Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”), is dated as of December 7, 2020, and is made by and among OPEN LENDING, LLC, a Texas limited liability company (the “Borrower”) and the financial institutions party hereto as Lenders. Unless otherwise indicated, all capitalized terms used herein but not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Second Amendment).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the lenders from time to time party thereto and UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) are parties to a Credit Agreement, dated as of March 11, 2020 (as amended, restated, supplemented and/or otherwise modified prior to the Second Amendment Effective Date referred to below, the “Credit Agreement”);

WHEREAS, the Borrower has requested a modification to the Credit Agreement to permit a Restricted Payment, and the Lenders party hereto, which constitute the Required Lenders, have agreed to such modification pursuant to Section 10.01 of the Credit Agreement, subject to the terms and conditions of this First Amendment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Amendments to Credit Agreement.

Section 7.06 of the Credit Agreement is hereby amended by adding the following new clause (p) thereto:

“(p) the Borrower and the Restricted Subsidiaries may make a one-time Restricted Payment in an amount not to exceed $37,500,000 on or prior to January 31, 2021 the so long as (a) no Event of Default has occurred and is continuing or would result therefrom and (b) the Borrower is in compliance on a Pro Forma Basis after giving effect to such Restricted Payment with the then-applicable Total Net Leverage required to be maintained pursuant to Section 7.11.”

SECTION 2. Conditions of Effectiveness of this Second Amendment. This Second Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”) on which all of the conditions set forth below are satisfied:

(a) each of the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered such counterparts to the Administrative Agent (or its counsel);

(b) the payment of amounts contemplated by Section 3 hereof; and

(c) the representations and warranties set forth in Section 5 hereof shall be true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except where such representations and warranties are qualified by materiality, Material Adverse Effect, or similar language, in which case such representation or warranty shall be true and correct in all respects after giving effect to such qualification).

SECTION 3. Fees, Costs and Expenses. Each of the Loan Parties hereby confirms its obligations to pay and reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with this Second Amendment in accordance with Section 10.04 of the Credit Agreement. The Borrower agrees to pay to the Administrative Agent, for the ratable benefit of each Lender as of the Second Amendment Effective Date, an amount equal to 0.175% of the aggregate principal amount of Term Loans of such Lender outstanding as of the Second Amendment Effective Date, which amounts shall be paid in immediately available funds, shall not be refundable and shall not be subject to reduction by way of set-off or counterclaim.

SECTION 4. Remedies. This Second Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Representations and Warranties. Each of the Loan Parties party hereto represents and warrants to the Administrative Agent on and as of the Second Amendment Effective Date that, in each case:

(a) this Second Amendment has been duly authorized, executed and delivered by it and each of this Second Amendment and the Credit Agreement (as amended hereby) is the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party, in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity;

(b) all representations and warranties made by any Loan Party contained in the Loan Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date and except where such representations and warranties are qualified by materiality, Material Adverse Effect, or similar language, in which case such representation or warranty shall be true and correct in all respects after giving effect to such qualification); and

(c) no Event of Default exists as of the Second Amendment Effective Date, both immediately before and after giving effect to this Second Amendment.

SECTION 6. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Second Amendment.

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(c) The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7. Governing Law. THIS SECOND AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED HERETO, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8. Jurisdiction; Waiver of Jury Trial. Sections 10.15 and 10.16 of the Credit Agreement are hereby incorporated by reference into this Second Amendment and shall apply to this Second Amendment, mutatis mutandis.

SECTION 9. Counterparts; Electronic Execution.

(a) This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart to this Second Amendment by electronic means shall be as effective as an originally executed counterpart hereof.

(b) The words “execution,” “signed,” “signature,” and words of like import in this Second Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

OPEN LENDING, LLC,
as Borrower

/s/ Charles Jehl
Charles Jehl
Chief Financial Officer

[Signature Page to Second Amendment to Open Lending Credit Agreement]

LENDERS:

TCPC FUNDING II, LLC
TCP DIRECT LENDING FUND VIII-A, LLC
TCP WATERMAN CLO, LLC
TENNENBAUM SENIOR LOAN FUND II, LP TENNENBAUM SENIOR LOAN FUND V, LLC RELIANCE STANDARD LIFE INSURANCE COMPANY TMD-DL HOLDINGS, LLC

On behalf of each of the above entities:

By: Tennenbaum Capital Partners, LLC Its: Investment Manager

/s/ Philip Tseng
Philip Tseng
Managing Director

TCP RAINIER, LLC
TCP WHITNEY CLO, LTD TCP DLF VIII 2018 CLO, LLC

By: SERIES I of SVOF/MM, LLC Its: Collateral Manager

/s/ Philip Tseng
Philip Tseng
Managing Director

TCP DLF VIII-T FUNDING, LLC

By: TCP Direct Lending Fund VIII-T, LLC Its: Sole Member

By: Tennenbaum Capital Partners, LLC Its: Investment Manager

/s/ Philip Tseng
Philip Tseng
Managing Director

[Signature Page to Second Amendment to Open Lending Credit Agreement]

TCP DLF VIII-L FUNDING, LP

By: TCP DLF VIII-L GP, LLC
Its: General Partner

By: TCP DLF VIII ICAV, an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund

TCP Direct Lending Fund VIII-L (Ireland)
Its: Sole Member

By: Tennenbaum Capital Partners, LLC
Its: Investment Manager acting as attorney-in-fact

/s/ Philip Tseng
Philip Tseng
Managing Director

TCP DLF VIII-S FUNDING, LLC

By: TCP Direct Lending Fund VIII-S, LLC Its: Sole Member

By: Tennenbaum Capital Partners, LLC Its: Investment Manager

/s/ Philip Tseng
Philip Tseng
Managing Director

TCP DLF VIII ICAV, an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund

TCP DIRECT LENDING FUND VIII-U (IRELAND)

By: TENNENBAUM CAPITAL PARTNERS, LLC
Its: Investment Manager acting as attorney-in-fact

/s/ Philip Tseng
Philip Tseng
Managing Director

[Signature Page to Second Amendment to Open Lending Credit Agreement]

BLACKROCK CAPITAL INVESTMENT
CORPORATION
By: BlackRock Capital Investment Advisors, LLC
Its: Investment Advisor

/s/ Philip Tseng
Philip Tseng
Managing Director

BLACKROCK CREDIT STRATEGIES FUND

By: BlackRock Capital Investment Advisors, LLC, in its capacity as sub-adviser

/s/ Philip Tseng
Philip Tseng
Managing Director

BLACKROCK ELBERT CLO V, LLC BLACKROCK DLF IX 2019 CLO, LLC BLACKROCK DLF IX 2019 G CLO, LLC

By: BlackRock Capital Investment Advisors, LLC Its: Collateral Manager

/s/ Philip Tseng
Philip Tseng
Managing Director

BLACKROCK DLF IX ICAV, an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund
BLACKROCK DIRECT LENDING IX-U (IRELAND)

By: BLACKROCK CAPITAL INVESTMENT
ADISORS, LLC

Its: Investment Manager acting as attorney-in-fact

/s/ Philip Tseng
Philip Tseng
Managing Director

[Signature Page to Second Amendment to Open Lending Credit Agreement]

BLACKROCK DLF IX ICAV, an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund

BLACKROCK DIRECT LENDING IX-L (IRELAND)
By: BLACKROCK CAPITAL INVESTMENT
ADISORS, LLC

Its: Investment Manager acting as attorney-in-fact

/s/ Philip Tseng
Philip Tseng
Managing Director

MIDDLE MARKET SENIOR MASTER FUND
FUNDING SPV A LP

By: Middle Market Senior Master Fund Funding GP A LLC, its general partner

By: Middle Market Senior Master Fund S.À R.L., its managing member

By: BlackRock Capital Investment Advisors, LLC, its investment manager

/s/ Nik Singhal
Nik Singhal
Managing Director

LOAN CAPITAL DIRECT, LLC
By: BlackRock Capital Investment Advisors, LLC, its sub-adviser

/s/ Nik Singhal
Nik Singhal
Managing Director

[Signature Page to Second Amendment to Open Lending Credit Agreement]

BLACKROCK LISI CREDIT FUND, LP
By: BlackRock Capital Investment Advisors, LLC

Its: Investment Manager

/s/ Philip Tseng
Philip Tseng
Managing Director

[Signature Page to Second Amendment to Open Lending Credit Agreement]

BANCALLIANCE INC.
By: Alliance Partners LLC, its attorney-in-fact as a Lender

/s/ John Gray
Philip Tseng
Executive Vice President

[Signature Page to Second Amendment to Open Lending Credit Agreement]

AMMC CLO 15, LIMITED, as a Lender
BY: American Money Management Corp., as Collateral Manager

/s/ David P. Meyer
David P. Meyer
Senior Vice President

[Signature Page to Second Amendment to Open Lending Credit Agreement]

AMMC CLO 16, LIMITED, as a Lender
By: American Money Management Corp., as Collateral Manager

/s/ David P. Meyer
David P. Meyer
Senior Vice President

[Signature Page to Second Amendment to Open Lending Credit Agreement]

AMMC CLO 19, LIMITED, as a Lender
By: American Money Management Corp., as Collateral Manager

/s/ David P. Meyer
David P. Meyer
Senior Vice President

[Signature Page to Second Amendment to Open Lending Credit Agreement]

AMMC CLO 21, LIMITED, as a Lender
By: American Money Management Corp., as Collateral Manager

/s/ David P. Meyer
David P. Meyer
Senior Vice President

[Signature Page to Second Amendment to Open Lending Credit Agreement]

AMMC CLO 22, LIMITED, as a Lender

By: American Money Management Corp., as Collateral Manager

/s/ David P. Meyer
David P. Meyer
Senior Vice President

[Signature Page to Second Amendment to Open Lending Credit Agreement]

AMMC CLO XII, LIMITED, as a Lender

By: American Money Management Corp., as Collateral Manager

/s/ David P. Meyer
David P. Meyer
Senior Vice President

[Signature Page to Second Amendment to Open Lending Credit Agreement]

SAILFISH FINANCE I as a Lender

/s/ Scott Eisenberg
Scott Eisenberg
Managing Director

[Signature Page to Second Amendment to Open Lending Credit Agreement]